              As filed with the Securities and Exchange Commission
                                on June 1, 2000

                                                      Registration No. 333-35994

================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                               ------------------

                                    FORM N-14


             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                       PRE-EFFECTIVE AMENDMENT NO. 1 [X]
                       POST-EFFECTIVE AMENDMENT NO. __ [ ]
                        (Check appropriate box or boxes)
                               ------------------


                              PACIFIC CAPITAL FUNDS
               (Exact Name of Registrant as Specified in Charter)
                                 (800) 258-9232
                        (Area code and Telephone Number)

                                3435 Stelzer Road
                              Columbus, Ohio 43219
          (Address of Principal Executive Offices, including Zip Code)

                                  Irimga McKay
                                3435 Stelzer Road
                              Columbus, Ohio 43219
                     (Name and Address of Agent for Service)

                             Copy to: Michael Glazer
                      Paul, Hastings, Janofsky & Walker LLP
                              555 S. Flower Street
                          Los Angeles, California 90071
                                -----------------

                  Approximate Date of Proposed Public Offering:
                As soon as practicable following effective date.
                               ------------------


      It is proposed that this filing will become effective on June 30, 2000 pursuant to Rule 488.
                               ------------------


      Title of Securities Being Registered: Shares of Beneficial Interest.
    No filing fee is required because of Registrant's reliance on Rule 24f-2.

                                 PACIFIC CAPITAL
                          U.S. TREASURY SECURITIES FUND

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS


                           TO BE HELD ON JULY 7, 2000
                                    3:00 P.M.




                  A Special Meeting of shareholders of the Pacific Capital U.S. Treasury Securities Fund series (the "Treasury Fund") of Pacific Capital Funds will be held on July 7, 2000 at 3:00 p.m., local time, at 3435 Stelzer Road, Columbus, Ohio. At the meeting, we will ask the shareholders to vote on:


     1. A proposal to reorganize the Treasury Fund into the Pacific Capital Diversified Fixed Income Fund.

     2.  Any other matters that properly come before the Meeting.

                  The Board of Trustees has unanimously approved the reorganization proposal and recommends you vote FOR it. Please read the enclosed proxy statement for a full discussion of the proposal.

                                               By order of the Board of Trustees



                                               Gregory T. Maddox, Secretary
                                               June 5, 2000



--------------------------------------------------------------------------------


WHO CAN VOTE?

          Anyone owning shares on April 28, 2000.

WHY SHOULD I BOTHER TO VOTE?

          Your vote is important. If the Fund doesn't receive enough votes, it will have added expenses to mail proxies again or solicit voters by telephone so the meeting can take place.

HOW CAN I VOTE?

          - By mail - vote, sign and mail the enclosed ballot in the enclosed envelope

          -    By fax - vote, sign and fax both sides to 1-631-254-7564

          -    By phone - call 1-800-454-8683

          -    In person at the meeting

DO YOU HAVE ANY QUESTIONS?

          If you have any questions after reading the enclosed proxy statement, please contact your Investment Consultant.

--------------------------------------------------------------------------------

                              PACIFIC CAPITAL FUNDS
                          U.S. TREASURY SECURITIES FUND

                     COMBINED PROXY STATEMENT AND PROSPECTUS


                         SPECIAL MEETING OF SHAREHOLDERS
                                  JULY 7, 2000




                  The Board of Trustees of Pacific Capital Funds (referred to in this Proxy Statement as the "Trust") is soliciting the enclosed Proxy in connection with the Special Meeting of shareholders of the Trust's U.S. Treasury Securities Fund series (referred to below as the "Treasury Fund"). The Meeting will be held on July 7, 2000 at 3:00 p.m. local time at 3435 Stelzer Road, Columbus, Ohio.



                  The Meeting is being called to vote on the proposed tax-free reorganization of the Treasury Fund into the Trust's Pacific Capital Diversified Fixed Income Fund series (referred to below as the "Diversified Fund"). The Trust is an open-end management investment company (referred to generally as a mutual fund). The investment objective of the Treasury Fund is high current income consistent with prudent investment risk, and secondarily capital appreciation. It invests primarily in U.S. Treasury bonds, notes, and bills and related repurchase agreements. The investment objective of the Diversified Fund is high current income. It invests in the same types of securities as the Treasury Fund as well as debt securities issued or guaranteed by U.S. Government agencies and instrumentalities, investment grade corporate debt securities, and (up to 25% of total assets) investment grade, dollar-denominated debt securities of foreign companies and governments.


--------------------------------------------------------------------------------

          This Combined Proxy Statement and Prospectus (referred to below as the "Proxy Statement") is organized as follows:

     1.   Summary of the Proxy Statement - the summary begins on page 2.

     2.   Reorganization of the Treasury Fund - information begins on page 4.

     3.   Proxy Voting and Meeting Procedures - information begins on page 9.

     4.   General Information - information begins on page 11.

--------------------------------------------------------------------------------


                  The current Prospectus of the Diversified Fund accompanies this Proxy Statement and is incorporated into this Proxy Statement by reference. This Proxy Statement and the accompanying Prospectus set forth concisely the information about the proposed reorganization that you should know before voting. You should retain them for future reference.


                  The Trust's Annual Report for the year ended July 31, 1999 and Semi-Annual Report for the six months ended January 31, 2000 were previously mailed to shareholders. To get a copy of the Reports free of charge, write Pacific Capital Funds at 3435 Stelzer Road, Columbus, Ohio 43219 or telephone us at 1-800-258-9232.


                  Additional information about the Trust has been filed with the Securities and Exchange Commission. You can review it at the Public Reference Room of the Commission (for the hours of operation, call 1-202-942-8090). You can get text-only copies at no charge from the Edgar database on the Commission's website at http://www.sec.gov. You can also get such copies for a fee by writing the Public Reference Section of the Commission, Washington, D.C. 20549-0102, or by electronic request by e-mailing the Commission at publicinfo@sec.com.

                  This Proxy Statement is being mailed to shareholders of the Treasury Fund on or about June 5, 2000.


                  THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED ON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.



Dated:  June 5, 2000

                         SUMMARY OF THE PROXY STATEMENT



                  The Board of Trustees has approved a plan to reorganize the Treasury Fund into the Pacific Capital Diversified Fixed Income Fund.


                  At its current asset size ($15.9 million as of March 31, 2000), the Treasury Fund is too small to operate efficiently, and the Fund's service providers are not willing to continue subsidizing the Fund's operations by reducing their fees and paying other Fund expenses. The purpose of the reorganization is to lower the investment expenses paid by shareholders of the Treasury Fund by combining their assets with those of the larger Diversified Fund, which can spread expenses over a larger asset and income base.


                  The proposed reorganization will not change the Trust's distribution and purchase procedures, exchange rights, or redemption procedures, which are the same for both the Treasury Fund and the Diversified Fund. We expect that the proposed reorganization will be tax free.


INVESTMENT OBJECTIVES, POLICIES, AND RISKS


                  The investment objectives and policies of the Diversified Fund are substantially similar to the Treasury Fund. Each Fund's primary objective is high current income. The Treasury Fund's secondary objective is capital appreciation; the Diversified Fund does not have a secondary objective. The Treasury Fund invests primarily in U.S. Treasury bonds, notes, and bills and related repurchase agreements. The Diversified Fund invests in those securities as well as debt securities issued or guaranteed by U.S. Government agencies and instrumentalities, investment grade corporate debt securities, and (up to 25% of total assets) investment grade, dollar-denominated debt securities of foreign companies and governments.

                  Both Funds are subject to similar risks. The values of each Fund's investments fluctuate in response to movements in interest rates. If rates rise, the values of its debt securities generally fall. The longer the average maturity of a Fund's investment portfolio, the greater the fluctuation in value. The value of any of the Diversified Fund's investments may also decline in response to events affecting the issuer or its credit rating. However, the investments of the Diversified Fund are subject to additional credit risk, because it may invest not only in U.S. Government securities, but also in investment grade securities of domestic and foreign companies and foreign governments. In addition, the risks of foreign securities held by the Diversified Fund depend on different political and economic environments and other overall economic conditions in countries where the Fund invests.

                  Income received on direct U.S. Government obligations is exempt from Hawaii state income tax. A smaller portion of the Diversified Fund's dividends will be exempt than the Treasury Fund's dividends, because the Diversified Fund invests a smaller portion of its assets in qualifying obligations.

EXPENSE COMPARISON

                  The following table shows the comparative fees and expenses you would pay if you buy and hold Class A or Class Y shares of the Treasury Fund and the Diversified Fund, based on the actual operating expenses of that Class for the fiscal year ended July 31, 1999.

                                                       A Share                           Y Shares
                                            -------------------------------  ---------------------------------
                                            Treasury Fund  Diversified Fund  Treasury Fund    Diversified Fund
                                            -------------  ----------------  -------------    ----------------

Shareholder Transaction Expenses (paid by
you directly)
   Maximum sales charge (load) on              4.00%(1,2)       4.00%(1,2)        None             None
   purchase (as a % of offering price)
   Maximum deferred sales charge (load)         None(3)         None(3)           None             None
   (as a % of offering price)
Annual Fund Operating Expense (paid from
Fund assets)
   Management fee                              0.60%(4)        0.60%(4)         0.60%(5)         0.60%5
   Distribution (12b-1) fee                    0.75%(4)        0.75%(4)           None            None
   Other expenses                              0.45%(4)        0.32%(4)         0.45%(5)         0.32%5
   Total Fund Operating Expenses               1.80%(4)        1.67%(4)         1.05%(5)         0.92%5

1.   Lower sales charges are available depending upon the amount invested.

2. Long-term shareholders may pay indirectly more than the equivalent of the maximum permitted front-end sales charge due to the recurring nature of 12b-1 fees.

3. For investments of $1 million or more, a contingent deferred sales charge is applicable to redemptions within one year of purchase.

4. For Class A shares, the Adviser is limiting the Management fee to 0.35% for the Treasury Fund and 0.45% for the Diversified Fund, the Distributor is limiting the Distribution (12b-1) fee to 0.25% for both Funds, and the Administrator is waiving a portion of its fee, so that Other expenses were 0.41% for the Treasury Fund and 0.28%% for the Diversified Fund. TOTAL FUND OPERATING EXPENSES FOR CLASS A SHARES AFTER THESE FEE WAIVERS WERE 1.01% FOR THE TREASURY FUND AND 0.98% FOR THE DIVERSIFIED FUND. Theses expense limitations may be revised or cancelled at any time.

5. For Class Y shares, the Adviser is limiting the Management fee to 0.35% for the Treasury Fund and 0.45% for the Diversified Fund, and the Administrator is waiving a portion of its fee, so that Other expenses were 0.41% for the Treasury Fund and 0.28% for the Diversified Fund. TOTAL FUND OPERATING EXPENSES FOR CLASS Y SHARES AFTER THESE FEE WAIVERS WERE 0.76% FOR THE TREASURY FUND AND 0.73% FOR THE DIVERSIFIED FUND. These expense limitations may be revised or cancelled at any time.

                  EXPENSE EXAMPLE. Use the following table to compare fees and expenses of the Funds with those of other funds. It illustrates the amount of fees and expenses you would pay assuming a $10,000 investment, a 5% annual return, redemption at the end of each period, and no changes in the Funds' operating expenses. Because the example is hypothetical and for comparison only, your actual costs will be different.


                      1 Year           3 Years         5 Years       10 Years
                      ------           -------         -------       --------
A Shares
  Treasury Fund       $ 576            $ 944           $1,336        $2,431
  Diversified Fund    $ 563            $ 905           $1,271        $2,297
Y Shares
  Treasury Fund       $ 107            $ 334           $  579        $1,283
  Diversified Fund    $  94            $ 293           $  509        $1,131


                  PROPOSED REORGANIZATION OF THE TREASURY FUND


                  The Board of Trustees has approved a plan to reorganize the Treasury Fund into the Diversified Fund. The purpose of the reorganization is to lower the investment expenses paid by the shareholders of the Treasury Fund. To proceed, we need the approval of the shareholders of the Treasury Fund. The next several pages outline the important details of the reorganization plan:

     -        Why we want to reorganize the Treasury Fund

     -        How we plan to accomplish the reorganization

     -        How the reorganization will affect the Treasury Fund

     -        Financial and legal information


WHY WE WANT TO REORGANIZE THE TREASURY FUND


                  The Board of Trustees believes that the proposed reorganization will benefit the shareholders of the Treasury Fund. The Fund has substantial overhead costs for accounting, legal, printing, insurance, custody, transfer agency, advisory and administrative services. At its current asset size ($15.9 million as of March 31, 2000), the Fund is too small to operate efficiently, and its investment adviser (The Asset Management Group of Bank of Hawaii) and administrator (BISYS Fund Services Ohio, Inc.) have been voluntarily subsidizing the Fund's operations by reducing its management fees and paying other Fund expenses, so that the Fund can provide a competitive yield to its shareholders. The Asset Management Group of Bank of Hawaii does not foresee any significant increases in the Fund's asset size in the near future, and has informed that Board that it is not willing to continue subsidizing the Fund's future operations.

                  Although the Diversified Fund has similar expenses, as a fund with more assets ($258.1 million as of March 31, 2000) it can spread those expenses over a substantially larger asset and income base. Because the investment objectives, current portfolios, and policies of the Treasury Fund and the Diversified Fund are similar, the Board of Trustees believes shareholders of the Treasury Fund should be able to continue to meet their primary investment goals of high current income as shareholders of the Diversified Fund.

                  The Board of Trustees believes that the only other alternative to the proposed reorganization would be the taxable liquidation of the Treasury Fund, which would not be as advantageous. The Board specifically determined, as required by the Investment Company Act of 1940, that the proposed reorganization is in the best interests of the shareholders of both Funds, and that the interests of the Funds' shareholders will not be diluted as a result of the reorganization.

HOW WE PLAN TO ACCOMPLISH THE REORGANIZATION

                  The Board of Trustees has approved a written reorganization agreement between the Treasury Fund and the Diversified Fund. It spells out the terms and conditions that will apply to the Treasury Fund's reorganization into the Diversified Fund.

                  In essence, the reorganization will have two steps:

                    - First, if the shareholders approve the reorganization, the Treasury Fund will transfer all of its assets and liabilities to the Diversified Fund. In exchange, the Treasury Fund will receive shares of the Diversified Fund with a total value equal to the value of the assets it is transferring (net of the Treasury Fund's liabilities).

                    - Second, the Treasury Fund will dissolve. The Diversified Fund will open an account for each shareholder of the Treasury Fund, and will credit each shareholder with shares of the Diversified Fund of the same Class and with the same total value as the Treasury Fund shares that he or she owned on the date of the reorganization. New share certificates will not be issued.

Reorganization expenses will be paid by The Asset Management Group of Bank of Hawaii.

                  The following table shows the capitalization of the Funds as of March 31, 2000, and their unaudited pro forma combined capitalization as of that date after giving effect to the proposed reorganization.

                        Treasury Fund                      Diversified Fund                          Pro Forma Combined
                  ------------------------    -----------------------------------------  ------------------------------------------
                  Class A        Class Y        Class A         Class B        Class Y      Class A        Class B        Class Y
                  -------        -------        -------         -------        -------      -------        -------        -------

Aggregate net  $  1,516,826    $14,358,087     2,023,994     $2,327,332    $253,550,140  $  3,540,820  $  2,327,332    $267,908,227
assets

Shares          165,190.252  1,562,645.167   197,323.111    227,306.812  24,570,303.626   345,109.162   227,306.812  25,960,099.516
outstanding

Net asset           $  9.18          $9.19        $10.26         $10.24          $10.32        $10.26        $10.24          $10.32
value per
share


                  If the reorganization is approved by the Treasury Fund shareholders, it will take place as soon as feasible. We believe this should be accomplished on or about July 10, 2000. However, at any time before the reorganization the Board of Trustees may decide that it is not in the best interest of the Treasury Fund, the Diversified Fund, or their respective shareholders to go forward.



HOW THE REORGANIZATION WILL AFFECT TREASURY FUND SHAREHOLDERS

                  After the reorganization, you will own Class A or Y shares of the Diversified Fund (the same Class as your shares of the Treasury Fund).

                  THE DIVERSIFIED FUND'S INVESTMENT OBJECTIVE, POLICIES AND RESTRICTIONS ARE SIMILAR TO THE TREASURY FUND. The Treasury Fund's investment objectives are high current income consistent with prudent capital risk, and secondarily capital appreciation. The Diversified Fund's investment objective is high current income. Both Funds focus on maximizing income consistent with prudent investment risk, and vary the average of their investment portfolios from time to time in response to actual and expected changes in interest rates (and, in the case of the Diversified Fund, other market and economic changes).

                  The Treasury Fund invests primarily in bonds, notes and bills issued by the U.S. Treasury, and in repurchase agreements for which those securities are held as collateral. The Diversified Fund invests in those securities as well as debt securities issued or guaranteed by agencies and instrumentalities of the U.S. Government, and investment grade corporate debt securities rated A or better by Standard & Poor's. In addition, it may invest up to 20% of its total assets in investment grade debt securities rated BBB issued by U.S. companies and state and local government issuers, and up to 25% of its total assets in investment grade, dollar-denominated debt securities of foreign companies and government issuers.

                  For further information about the Funds' investment objectives, policies and restrictions, see the "Risk/Return Summary and Fund Expenses" and "Investment Objectives, Policies and Risks" sections of the Prospectus accompanying this Proxy Statement.

                  YOUR INVESTMENT ADVISER AND SERVICE PROVIDERS WILL STAY THE SAME. THE ASSET MANAGEMENT GROUP OF BANK OF HAWAII is the investment adviser to both Funds and will continue to manage the Diversified Fund after the reorganization. The day-to-day portfolio manager of the Diversified Fund is Jane
E. Katakura, Vice President, Team Leader and Manager of the Taxable Fixed Income Investment Team for The Asset Management Group of Bank of Hawaii. She has been a portfolio manager for The Asset Management Group of Bank of Hawaii since 1983, and has managed the Diversified Fund since it began operation in 1994. BISYS Fund Services Ohio, Inc. is the administrator of both Funds and will continue after the reorganization. See the "Fund Management" section of the Prospectus for further information.

                  YOUR FEES AND EXPENSES WILL DECREASE. The advisory fees for both Funds are the same (0.60% of average daily net assets per year). However, because of the Diversified Fund's larger size, its total operating expenses for the fiscal year ended July 31, 1999 were less. For information about these expenses, see the "Expenses Comparison" section of this Proxy Statement.


                  THE TOTAL VALUE OF YOUR SHARES WILL NOT BE AFFECTED. On or before the reorganization date, the Treasury Fund will distribute all of its then-remaining net investment income and realized capital gains in cash or by reinvestment in Treasury Fund shares. On the day of the reorganization, you will receive shares of the Diversified Fund, of the same Class as your shares of the Treasury Fund and with the same total value as your shares of the Treasury Fund. However, the number of shares you receive, and the price per share, will be different, depending on the net asset values per share of the Funds on the reorganization date.


                  THE REORGANIZATION WILL HAVE NO MATERIAL FEDERAL INCOME TAX CONSEQUENCES. We expect the reorganization will have no material federal income tax consequences to you or to either Fund. We will not proceed with the reorganization unless this point is confirmed by an opinion of counsel. Following the reorganization, the adjusted federal tax basis of your shares will be the same as before. We do not expect shareholders to incur any personal state or local taxes as a result of the reorganization, but you should consult your own tax adviser to make sure.


                  The Treasury Fund had a capital loss carry-forward available to offset future capital gains of approximately $3,200,000 as of December 31, 1999. The carry-forward period for capital losses is limited to eight years, and various portions will expire through 2006 unless used to offset realized capital gains. Under the Internal Revenue Code, the Diversified Fund will succeed to only a portion of this capital loss carry-forward, limited generally to an amount equal to the fair market value of the Treasury Fund on the closing date of the reorganization multiplied by the long-term tax-exempt rate in effect at that time (currently 5.84%). We do not believe that this will have a significant adverse impact on Treasury Fund shareholders, as the Diversified Fund also has a substantial capital loss carry-forward which will be available for future use, as described below.


                  The Diversified Fund also has a capital loss carry-forward of approximately $1,900,000 as of December 31, 1999, expiring in various increments through 2007. The reorganization agreement does not provide for any adjustment to the number of shares you will receive to reflect any potential income tax effect that might occur from the differences in the proportionate amounts of the capital loss carry-forwards of the Treasury Fund and the Diversified Fund, because of the difficulty of predicting the potential use by the Diversified Fund of the capital loss carry-forwards.


                  YOU WILL CONTINUE TO RECEIVE MONTHLY DIVIDENDS. Both Funds currently declare dividends daily and pay them monthly. In addition, both Funds currently distribute net capital gains to shareholders annually. We expect that the dividend portion of the total dividend payments and capital gains distributions you receive each year as a shareholder of the Diversified Fund will not be significantly different than the portion you received as a shareholder of the Treasury Fund. As was the case for the Treasury Fund, all dividends and distributions paid by the Diversified Fund will continue to be reinvested in shares of the same Class of the Fund unless you request otherwise in writing to the Fund's transfer agent at least 15 days prior to the dividend or distribution. If you have such a request on file for the Treasury Fund, it will be applied to your Diversified Fund shares. The Fund's distributor does not charge any fees or sales charges on reinvestments.


                  THE TRUST'S PURCHASE AND REDEMPTION PROCEDURES WILL NOT BE AFFECTED. The Diversified Fund will have the same purchase, redemption and exchange procedures as the Treasury Fund. In addition, as a shareholder of the Diversified Fund you will have the option of purchasing Class B shares, which are not available for the Treasury Fund. See the "Shareholder Information" section of the Prospectus.

                  THE TRUST'S TRUSTEES AND ACCOUNTANTS WILL CONTINUE. The current Board of Trustees will continue to oversee the operations of the Trust after the reorganization. Ernst & Young LLP will continue as the Trust's independent public accountants.

FINANCIAL AND LEGAL INFORMATION

                  See the "Financial Highlights" section of the Prospectus for financial highlights tables for the Treasury Fund and the Diversified Fund for the fiscal year ended July 31, 1999.

                  The audited financial statements of the Trust for the year ended July 31, 1999 (which are included in the Trust's 1999 Annual Report to Shareholders), and the unaudited financial statements of the Trust for the six months ended January 31, 2000 (which are included in the Trust's 2000 Semi-Annual Report to Shareholders) are incorporated by reference in this Proxy Statement. The financial statements included in the Trust's 1999 Annual Report to Shareholders have been audited by Ernst & Young LLP, independent auditors, as stated in their report included in the Annual Report, and are incorporated in this Proxy Statement by reference in reliance upon that report given upon their authority as experts in auditing and accounting.

                  Certain legal matters in connection with the issuance of the Diversified Fund shares will be passed upon for the Trust by Paul, Hastings, Janofsky & Walker LLP.

                  The Trust is subject to the informational requirements of the Investment Company Act of 1940, and files reports, proxy statements and other information with the Securities and Exchange Commission. These documents and other information filed with respect to the Trust, the Treasury Fund and the Diversified Fund can be reviewed and copied:

     - At the Commission's Public Reference Room at 450 Fifth Street, N.W., Washington, D.C. 20549

     - On the Commission's EDGAR data base on the Commission's Internet Web site at http://www.sec.gov.

     -    By e-mail request to publicinfo@sec.gov (for a duplicating fee)

     - By writing the Commission's Public Reference Section, Washington, D.C. 20549-0102 (for a duplicating fee)


                       PROXY VOTING AND MEETING PROCEDURES


WHO CAN VOTE

                  Anyone who is shown on the records of the Treasury Fund as holding shares as of the close of business (Eastern Standard Time) on April 28, 2000, is entitled to vote at the Meeting. On that date, the Treasury Fund had 736,077.275 outstanding shares.

HOW TO VOTE

                  You can vote by mail, phone, internet or in person at the meeting.

     - To vote by mail, sign and send us the enclosed Proxy voting card in the envelope provided.

     -    To vote by internet, go to the Website www.proxyvote.com.


     - To vote by phone, call our proxy tabulator, Automatic Data Processing, at 1-800-454-8683. They have procedures designed to confirm your identity and voting instructions.


                  Even if you plan to attend the Meeting and vote in person, please return the enclosed Proxy card. This will help us ensure that an adequate number of shares are present at the Meeting.

QUORUM REQUIREMENTS


                  In order for the Meeting to go forward, a quorum of shareholders must be present. This means that the reorganization must be approved by a majority of the shares of the Treasury Fund represented at the meeting in person or by proxy. All returned proxies count toward a quorum, regardless of how they are voted. "Broker non-votes" will also be treated as shares which are present but have not been voted. (Broker non-votes are shares held by a broker for the owner, which the owner has not voted on a proposal and the broker does not have the authority to vote on the proposal.) Broker non-votes and abstentions will have the same effect as a "No" vote for purposes of determining whether the reorganization has been approved.

                  If sufficient votes in favor of the reorganization are not received by the date of the Meeting, the persons named in the Proxy may propose and vote for one or more adjournments of the Meeting to permit further solicitations of proxies. Any such adjournment will require approval by the holders of a majority of the shares who are present in person or by proxy.

WHAT VOTE IS REQUIRED?

                  The reorganization must be approved by a majority of the shares of the Treasury Fund.

WHAT IF THE REORGANIZATION IS NOT APPROVED?

                  If the shareholders do not approve the reorganization, the Board will decide whether to re-propose approval to the shareholders, to terminate the Treasury Fund (which does not require shareholder approval), or to take some other action.

PROXY SOLICITATION METHODS AND COSTS


                  Proxies will be solicited by mail, but trustees and officers of the Trust and employees of The Asset Management Group of Bank of Hawaii or BISYS Fund Services, the Company's administrator, may also solicit proxies by personal meetings, telephone and facsimile. Banks, brokerage houses and other custodians, nominees and fiduciaries may forward soliciting material to beneficial owners of shares entitled to vote at the Meeting. The Asset Management Group of Bank of Hawaii will pay or reimburse all solicitation costs.


PRINCIPAL SHAREHOLDERS

                  As of April 28, 2000, the following shareholders were known by the Company to own of record 5% or more of the outstanding shares of the Treasury Fund:



NAME AND ADDRESS                          SHARES (CLASS)                  % OWNERSHIP OF CLASS
Merrill Lynch Pierce Fenner & Smith       12,889 (Class A Shares)         7.6026%
4800 Deer Lake Dr East 3rd Fl
Jacksonville, FL 33246

BHC Securities, Inc.                      143,485 (Class A Shares)        84.6350%
2005 Market St Suite 1200
Philadelphia, PA 19103

REINCO                                    348,841 (Class Y Shares)        61.5737%
Pacific Century Trust
PO Box 3170
Honolulu, HI 96802

STROBRO                                   66,467 (Class Y Shares)         11.7320%
Pacific Century Trust
PO Box 3170
Honolulu, HI 96802

CNA Trust Corporation Custodian           146,744 (Class Y Shares)        25.9018%
Pacific Century Trust Omnibus Parti
PO Box 5099
Costa Mesa, CA 92628


                  As of April 28, 2000, the trustees and officers of the Trust as a group beneficially owned less than 1% of the outstanding shares of the Treasury Fund. However, Mr. Laskey, as Executive Vice President of Bank of Hawaii, may be deemed the beneficial owner of any shares held by Pacific Century Trust which it may vote.


                               GENERAL INFORMATION

NAMES AND ADDRESSES

                  The Fund's investment adviser is The Asset Management Group of Bank of Hawaii, 111 S. King Street, Honolulu, Hawaii 96813. The Fund's principal underwriter is BISYS Fund Services, and the Fund's administrator is BISYS Fund Services Ohio, Inc. Their address is 3435 Stelzer Road, Columbus, Ohio 43219.


DEADLINE FOR SUBMITTING SHAREHOLDER PROPOSALS


                  The Trust does not intend to hold annual meetings of shareholders of the Treasury Fund. If the reorganization is not approved, the Trust will call meetings of shareholders of the Fund as may be required under the Investment Company Act (such as to approve a new investment advisory agreement for the Fund) or as the Board of Trustees may determine in its discretion.

                  If a shareholder wishes to present a proposal to be included in the proxy statement for the next meeting of shareholders of the Treasury Fund or the Trust, the Secretary of the Trust must receive the proposal at the Trust's principal office a reasonable time before the meeting is to be held. Any such proposal must satisfy all applicable federal and state requirements.

OTHER MATTERS

                  Management knows of no other business to be presented at the Meeting, but if other matters properly do come before the Meeting, the persons named in the Proxy will vote on them in accordance with their best judgment.

                                          Very truly yours,



                                          WALTER J. LASKEY
                                          Trustee and Chairperson
                                          on behalf of the Board of Trustees of
                                          Pacific Capital Funds


June 5, 2000

                                      PROXY

                  PACIFIC CAPITAL U.S. TREASURY SECURITIES FUND


                         SPECIAL MEETING OF SHAREHOLDERS
                                  JULY 7, 2000



                  The undersigned hereby appoints Greg Maddox and Jeff Laroche his/her attorney and proxy with full power of substitution to vote and act with respect to all shares of the Pacific Capital U.S. Treasury Securities (the "Fund") held by the undersigned at the Special Meeting of Shareholders of the Fund to be held at 3:00 p.m., Eastern Time, on July 7, 2000, at the offices of BISYS Fund Services, 3435 Stelzer Road, Columbus, Ohio and at any adjournment thereof (the "Meeting"), and instructs them to vote as indicated on the matter referred to in the Proxy Statement for the Meeting, receipt of which is hereby acknowledged, with discretionary power to vote upon such other business as may properly come before the Meeting.


                  THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF THE FUND. THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE FOR THE FOLLOWING PROPOSAL:

                  Approval of the reorganization of the Fund into the Pacific Capital Diversified Fixed Income Fund.

                  [ ] FOR               [ ]  AGAINST             [ ]  ABSTAIN

         THIS PROXY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL.

         Receipt of the Notice of Special Meeting and Proxy Statement is hereby acknowledged.

                                   Dated __________,  2000

                                   -------------------------------------------
                                   Name of Shareholder(s) - Please print or type

                                   -------------------------------------------
                                   Signature(s) of Shareholder(s)

                                   -------------------------------------------
                                   Signature(s) of Shareholder(s)

This proxy must be signed by the beneficial owner of Fund shares. If signing as attorney, executor, guardian or in some representative capacity or as an officer of a corporation, please add title as such.

     PLEASE VOTE, SIGN AND DATE THIS PROXY AND RETURN IT IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

                      STATEMENT OF ADDITIONAL INFORMATION


                        Relating to the Reorganization of

                  PACIFIC CAPITAL U.S. TREASURY SECURITIES FUND


                                3435 Stelzer Road
                              Columbus, Ohio 43219
                            Telephone: (800) 258-9232

                  This Statement of Additional Information, relating specifically to the proposed reorganization of the U.S. Treasury Securities Fund series of Pacific Capital Funds, consists of this cover page and the following described documents, each of which is incorporated by reference herein:

     (1) The Statement of Additional Information of Pacific Capital Funds filed with the Securities and Exchange Commission as part of Post-Effective Amendment No. 13 to Registrant's Form N-1A Registration Statement on December 1, 1999;

     (2) The Annual Report of Pacific Capital Funds for the year ended July 31, 1999, filed with the Securities and Exchange Commission; and

     (3) The Semi-Annual Report of Pacific Capital Funds for the six months ended January 31, 2000, filed with the Securities Exchange Commission.


                  This Statement of Additional Information is not a prospectus. A Combined Proxy Statement and Prospectus dated June 5, 2000 relating to the proposed reorganization may be obtained from Pacific Capital Funds at the telephone number and address above. This Statement of Additional Information relates to, and should be read in conjunction with, that Combined Proxy Statement and Prospectus.

                       The date of this Statement of Additional Information is June 5, 2000.

                                     PART C

                                OTHER INFORMATION

Item 25. Indemnification.

                  Section 5.2 of the Registrant's Declaration of Trust, filed herewith as Exhibit 1.1, provides for indemnification of the Registrant's trustees, officers, employees and agents against liabilities incurred by them in connection with the defense or disposition of any action or proceeding in which they may be involved or with which they may be threatened, while in office or thereafter, by reason of being or having been in such office, except with respect to matters as to which it has been determined that they acted with willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office ("Disabling Conduct").

                  Section 7 of the Registrant's Fund Accounting Agreement, filed herewith as Exhibit 13.2, provides for the indemnification of the Registrant's Fund Accounting Agent, and its directors, officers, employees and agents against all liabilities incurred by it in performing its obligations under the Agreement, except with respect to matters involving Disabling Conduct. Section
1.11 of the Registrant's Distribution Agreement, filed herewith as Exhibit 7.1, provides for the indemnification of the Registrant's Distributor against certain liabilities incurred by it in performing its obligations under the Agreement, except with respect to matters involving its Disabling Conduct; and Section 1.12 of such Agreement provides for indemnification by the Distributor of the Registrant's trustees and officers against certain liabilities incurred by them in connection with the Distributor's activities.

                  The Registrant has obtained a trustees' and officers' liability policy covering certain types of errors and omissions.

                  Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the provisions set forth above, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in such Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 16.  EXHIBITS

         (1.1)*            Declaration of Trust.

         (1.2)*            Amendment No. 1 to Declaration of Trust.

         (1.3)*            Amendment No. 2 to Declaration of Trust.

         (1.4)***          Amendment No. 3 to Declaration of Trust.

         (1.5)***          Amendment No. 4 to Declaration of Trust.

         (2)*              By-Laws.

         (3)               Not applicable.


         (4)++             Form of Agreement and Plan of Reorganization.


         (5)**             Rule 18f-3 Plan.

         (6.1)*            Investment Advisory Agreement between Hawaiian Trust

                           Company, Limited and the Registrant, dated as of October 29, 1993 ("Investment Advisory Agreement").

         (6.2)*            Addendum to Investment Advisory Agreement.

         (6.3)** Form of Amended Schedule A and Amended Addendum to Investment Advisory Agreement.

         (6.4)****         Sub-Advisory Agreement among the Registrant, Pacific
                           Century Trust and CMG First State (Hong Kong) LLC
                           [New Asia Growth Fund].

         (6.5)** Form of Sub-Advisory Agreement among the Registrant, Pacific Century Trust and Nicholas-Applegate Capital Management [International Stock Fund].

         (6.6)****         Sub-Advisory Agreement among the Registrant, Pacific
                           Century Trust and Nicholas-Applegate Capital
                           Management [Small Cap Fund].

         (7.1)* Distribution Agreement between BISYS Fund Services (formerly, The Winsbury Company Limited Partnership) and the Registrant, dated as of October 29, 1993, as amended ("Distribution Agreement").

         (7.2)**           Amended Schedules A and B to Distribution Agreement.

         (7.3)*            Form of Selling Agreement.

         (8)               None.

         (9.1)* Form of Custodian Agreement between Bank One Trust Company, N.A. and the Registrant, on behalf of Balanced Fund, Diversified Fixed Income Fund, Growth and Income Fund, Growth Stock Fund, Short Intermediate U.S. Treasury Fund, Tax-Free Securities

                           Fund, Tax-Free Short Intermediate Securities Fund and U.S. Treasury Securities Fund.

         (9.2)* Custodian Agreement between Union Bank of California and the Registrant.


         (9.3)++ Form of Addendum to Custodian Agreement between Union Bank of California and the Registrant.


         (10.1)* Class A Distribution and Shareholder Service Plan between the Registrant and BISYS Fund Services (formerly, The Winsbury Company), dated as of October 29, 1993.

         (10.2)* Amended Appendix A to the Distribution and Shareholder Service Plan.

         (10.3)* Class B Distribution and Shareholder Service Plan between the Registrant and BISYS Fund Services (formerly, The Winsbury Company), dated as of September 26, 1997.


         (11)++ Opinion and consent of counsel as to legality of the securities being offered.

         (12)++ Form of opinion and consent of counsel as to tax consequences.


         (13.1)***         Form of Administration Agreement between BISYS Fund
                           Services Ohio, Inc. and the Registrant

         (13.2)***         Form of Fund Accounting Agreement between BISYS Fund
                           Services Ohio, Inc. and the Registrant

         (13.3)***         Transfer Agency Agreement between BISYS Fund
                           Services, Inc. and the Registrant, dated as of February 1, 1998 ("BISYS Transfer Agency Agreement")

         (13.4)***         Amended Schedule A to the BISYS Transfer Agency
                           Agreement


         (14)              Consent of Independent Accountants.


         (15)              None.

         (16.1)+ Powers of Attorney for Irimga McKay, Douglas Philpotts, Richard W. Gushman, II, Stanley W. Hong, Russell G. Okata, Oswald K. Stender, and Craig Warren

         (16.2)**          Power of Attorney for Walter J. Laskey


         (17.1)++          Form of proxy card.

         (17.2) Prospectuses and statement of additional information for Class A and Class Y shares of Pacific Capital Diversified Fixed Income Fund included in Post-Effective Amendment No. 13 to Registrant's Form N-1A Registration Statement.

+ Filed as an exhibit to Post-Effective Amendment No. 8 to Registrant's Registration Statement on Form N-1A on November 22, 1996 and incorporated herein by reference.

* Filed as an exhibit to Post-Effective Amendment No. 10 to Registrant's Registration Statement on Form N-1A on September 30, 1997 and incorporated herein by reference.

** Filed as an exhibit to Post-Effective Amendment No. 11 to Registrant's Registration Statement on Form N-1A on September 16, 1998 and incorporated herein by reference.

*** Filed as an exhibit to Post-Effective Amendment No. 12 to Registrant's Registration Statement on Form N-1A on December 1, 1998 and incorporated herein by reference.

**** Filed as an exhibit to Post-Effective Amendment No. 13 to Registrant's Registration Statement on Form N-1A on November 30, 1999 and incorporated herein by reference.


++ Filed as an exhibit to Registrants Registration Statement on Form N-14 on May 1, 2000 and incorporated herein by reference.



Item 17.  UNDERTAKINGS

     (1) The undersigned registrant agrees that prior to any public offering of the securities registered through the use of a prospectus which is part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, as amended, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

     (2) The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, as amended, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.


     (3) The undersigned registrant undertakes to file a final copy of tax opinion and consent of counsel, the form of which is filed herewith as
     Exhibit 12, upon delivery thereof to the registrant.

                                   SIGNATURES



                  Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed on behalf of the Registrant in the City of San Diego, State of California, on the 1st day of June, 2000.


                                                     PACIFIC CAPITAL FUNDS



                                            By: /s/Irimga McKay
                                               ---------------------------------
                                                   Irimga McKay
                                                   President

                  As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature                                   Title                        Date



/s/ IRIMGA MCKAY                   President                       June 1, 2000

___________________________        (Principal Executive
(Irimga McKay)                     Officer)



             *                     Treasurer (Principal
___________________________        Financial and Accounting
(Craig Warren)                     Officer)


             *                     Trustee and Chairperson
---------------------------
(Walter J. Laskey)


             *                     Trustee
---------------------------
(Douglas Philpotts)


             *                     Trustee
---------------------------
(Richard W. Gushman, II)

              *                    Trustee
---------------------------
(Stanley W. Hong)


*                                  Trustee
---------------------------
(Russell K. Okata)


*                                  Trustee
---------------------------
(Oswald K. Stender)



*/s/ IRIMGA MCKAY                  Trustee                         June 1, 2000
---------------------------
(Irimga McKay, Attorney-in-Fact)

                                  EXHIBIT INDEX

                              PACIFIC CAPITAL FUNDS

                        Pre-Effective Amendment No. 1 to

                        Form N-14 Registration Statement



(14)          Consent of Independent Accountants.


(17.2) Prospectuses and statement of additional information for Class A and Class Y shares of Pacific Capital Diversified Fixed Income Fund included in Post-Effective Amendment No. 13 to Registrant's Form N-1A Registration Statement.



                                       1